Exhibit 99.2 SUPPLEMENTAL FINANCIAL & OPERATING DATA F O U R T H Q U A R T E R E N D E D D E C E M B E R 3 1 , 2018

Disclaimers Forward Looking Statements Certain statements in this presentation and that may be made in meetings are forward‐looking statements. Forward‐looking statements are based on VICI Properties Inc.’s (“VICI or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, its results, performance and achievements could differ materially from those expressed in or by the forward‐looking statements and may be affected by a variety of risks and other factors including, among others: risks that the pending acquisition of the Greektown Casino-Hotel (“Greektown”) may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents for the pending acquisition of Greektown, including the ability to receive, or delays in obtaining, the regulatory and other approvals and/or consents required to consummate the transaction; the terms on which the Company finances the pending transaction, including the source of funds used to finance such transaction; disruptions to the real property and operations of the Greektown Casino-Hotel during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by our pending and recently completed acquisitions of real estate assets (including any expected accretion or the amount of any future rent payments); risks that not all potential risks and liabilities have been identified in the due diligence for our pending and recently completed transactions; the Company's dependence on subsidiaries of Caesars Entertainment Corporation ("Caesars") and Penn National Gaming Inc. (“Penn”) as tenants of all of its properties, and Caesars and Penn or their subsidiaries as guarantors of the relevant lease payments, and the consequences that any material adverse effect on their respective businesses could have on the Company; the Company's dependence on the gaming industry; the Company's ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust ("REIT") taxable income in order to qualify for taxation as a REIT and that the Company distribute 100% of its REIT taxable income in order to avoid current entity level U.S. Federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of the Company's tenants to obtain and maintain regulatory approvals in connection with the operation of the Company's properties; the possibility that the Company’s tenants may choose not to renew their lease agreements with the Company following the initial or subsequent terms of the leases; restrictions on the Company's ability to sell its properties subject to the lease agreements; the Company's indebtedness and ability to service and refinance such indebtedness; the Company's historical and pro forma financial information that may not be reliable indicators of its future results of operations and financial condition; limits on the Company's operational and financial flexibility imposed by its debt agreements; and the possibility the Company's separation from Caesars Entertainment Operating Company, Inc. (“CEOC”) fails to qualify as a tax‐free spin‐off, which could subject the Company to significant tax liabilities. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2018, Quarterly Reports on Form 10‐Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Caesars and Penn Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars and/or Penn included in this presentation. Caesars, the parent and guarantor of CEOC LLC, the Company’s significant lessee, is a publicly traded company that is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended, and is required to file periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K with the Securities and Exchange Commission. Caesars’ SEC filings are available to the public from the SEC’s web site at www.sec.gov. We make no representations as to the accuracy or completeness of the information regarding Caesars that is available through the SEC’s web site or otherwise made available by Caesars or any third party, and none of such information is incorporated by reference herein. Certain financial and other information for Caesars, CEOC and Penn included in this presentation have been derived from Caesars’ and Penn’s public filings, as applicable, and other publicly available presentations and press releases. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. This Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. This industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non‐GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share, and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of December 31, 2018 unless otherwise noted. Published February 14, 2019. VICI Q4 2018 Supplemental Financial & Operating Data 2

VICI

Corporate Overview

About VICI Properties (NYSE: VICI)

VICI Properties Inc. ("VICI Properties" or the "Company") is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including the world-renowned Caesars Palace. VICI Properties' national, geographically diverse portfolio consists of 22 gaming facilities comprising approximately 39 million square feet and features approximately 14,800 hotel rooms and more than 150 restaurants, bars and nightclubs. Its properties are leased to Caesars Entertainment Corporation and Penn National Gaming, Inc., two leading gaming and hospitality companies. VICI Properties also owns four championship golf courses and 34 acres of undeveloped land adjacent to the Las Vegas Strip. VICI Properties' strategy is to create the nation's highest quality and most productive experiential real estate portfolio. For additional information, please visit www.viciproperties.com.

Senior Management

Edward Pitoniak	Chief Executive Officer & Director
John Payne	President & Chief Operating Officer
David Kieske	EVP, Chief Financial Officer
Samantha Gallagher	EVP, General Counsel & Secretary
Gabriel Wasserman	Chief Accounting Officer

Board of Directors

Board of Directors	Titles	Independent
James Abrahamson	Director, Chairman of the Board	✓
Diana Cantor	Director	✓
Eugene Davis	Director, Chairman of the Audit & Finance Committee	✓
Eric Hausler	Director, Chairman of the Nominating & Governance Committee	✓
Elizabeth Holland	Director	✓
Craig Macnab	Director, Chairman of the Compensation Committee	✓
Edward Pitoniak	Chief Executive Officer & Director	
Michael Rumbolz	Director	✓

Covering Equity Analysts

Firm	Analyst	Phone	Email
Barclays	Felicia Hendrix	(212) 526-5562	Felicia.Hendrix@barclays.com
BofA Merrill Lynch	Shaun Kelley	(646) 855-1005	Shaun.Kelley@baml.com
Citi	Smedes Rose	(212) 816-6243	Smedes.Rose@citi.com
Credit Suisse	Cameron McKnight	(212) 325-6608	Cameron.Mcknight@credit-Suisse.com
Deutsche Bank	Carlo Santarelli	(212) 250-5815	Carlo.Santarelli@db.com
Goldman Sachs	Stephen Grambling	(212) 902-7832	Stephen.Grambling@gs.com
Ladenburg Thalmann & Co.	John Massocca	(212) 409-2543	Jmassoca@ladenburg.com
Morgan Stanley	Thomas Allen	(212) 761-3356	Thomas.Allen@morganstanley.com
Nomura I Instinet	Daniel Adam	(212) 310-5407	Daniel.Adam@instinet.com
Robert W. Baird	RJ Milligan	(813) 273-8252	Rjmilligan@rwbaird.com
Stifel Nicolaus	Simon Yarmak	(443) 224-1345	Yarmaks@stifel.com
Sun Trust Robinson Humphrey	Barry Jonas	(212) 590-0998	Barry.Jonas@suntrust.com
Union Gaming	John DeCree	(702) 691-3213	John.Decree@uniongaming.com
Wells Fargo Securities	Jeff Donnelly	(617) 603-4262	Jeff.Donnelly@wellsfargo.com

Contact Information

Corporate Headquarters
VICI Properties Inc.
430 Park Ave., 8th Fl.
New York, NY 10022
(646) 949-4631

Transfer Agent
Computershare
2335 Alaska Avenue
El Segundo, CA 90245
(800) 962-4284
www.computershare.com

Investor Relations
investors@viciproperties.com

Public Markets Detail
Ticker: VICI
Exchange: NYSE

Public Relations
pr@viciproperties.com

Covering High Yield Analysts

Firm	Analyst	Phone	Email
BofA Merrill Lynch	James Kayler	(646) 855-9223	James.F.Kayler@baml.com
Deutsche Bank	Andrew Zarnett	(212) 250-7995	Andrew.Zarnett@db.com
Goldman Sachs	Komal Patel	(212) 357-9774	Komal.Patel@gs.com
J.P. Morgan	Michael Pace	(212) 270-6530	Michael.Pace@jpmorgan.com

Corporate Credit Ratings

Firm	Rating
Moody's	Ba3
Standard & Poor's	BB

VICI Q4 2018 Supplemental Financial & Operating Data 3

Table of Contents Portfolio & Financial Overview 5 Consolidated Balance Sheets 6-7 Consolidated Statements of Operations 8-9 Revenue Breakdown 10-11 Non‐GAAP Financial Measures 12-13 2019 Guidance 14 Capitalization 15 Property Overview 16 Properties Breakdown 17 Summary of Current Lease Terms 18 Recent Activity 19 Call Option Properties 20 Right of First Refusal / Put-Call Assets 21 VICI Q4 2018 Supplemental Financial & Operating Data 4

Portfolio & Financial Overview[1]

(amounts in thousands, except per share data and portfolio and property data)

Portfolio Data	
Properties	22
Golf Courses	4
Developable Las Vegas Strip Land (acres)	34
States	10
MSAs	11
Weighted Lease Maturity (years)	14[2]

Property Totals	
Total Square Feet (000s)	38,884
Casino Space Sq. Ft. (000s)	1,258
Meeting Space Sq. Ft. (000s)	626
Slots / Table Games	26,317
Hotel Rooms	14,795
Restaurants	~150
Retail Outlets	~50

Summary Capitalization (see page 15)	
Equity Market Capitalization	$7,600,822
Total Debt	$4,148,480
Cash, Cash Equivalents & Short Term Investments[5]	$1,098,760
Enterprise Value	$10,650,542
Net Leverage Ratio[6]	4.2x

Tenant MSA Diversity[3]



Omaha 4%
Kansas City 4%
Dallas 7%
Louisville 7%
Chicago 8%
San Francisco 11%
Memphis 3%
Nashville 1%
New Orleans 3%
Las Vegas 35%
Philadelphia 17%

Financial Highlights

	Year Ended	Three Months Ended			
	December 31, 2018	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net Income Per Share (Basic and Diluted)	$1.43	$0.37	$0.35	$0.38	$0.33
Funds From Operations Per Share (FFO) Basic & Diluted)[7]	$1.43	$0.37	$0.35	$0.38	$0.33
Adjusted Funds From Operations Per Share (AFFO) (Basic & Diluted)[7]	$1.43	$0.36	$0.36	$0.35	$0.36
Net Income	$ 523,619	$ 142,541	$ 129,912	$ 139,044	$ 112,122
Adjusted EBITDA[7]	$ 722,453	$ 189,418	$ 182,808	$ 175,446	$ 174,781
Annualized Dividend per Share	$1.15	$1.15	$1.15	$1.05	$1.05
Dividend Yield at Period End	6.3%	6.3%	5.3%	5.1%	5.7%

Tenant Revenue Diversity[4]



Other 13%
Rooms 18%
F&B 19%
Gaming 50%

Notes

1. Property level information includes Margaritaville Bossier City, the acquisition of which closed on January 2, 2019.
2. Weighted maturity of current VICI leases based on initial lease term.
3. Percentages based on overall square footage.
4. Represents 12 months ended September 30, 2018 net revenue by vertical for Caesars.
5. Excludes restricted cash.
6. Net Leverage Ratio is defined as total debt less Cash, Cash equivalents and Short Term Investments divided by 2018 Adjusted EBITDA.
7. See "Non-GAAP Financial Measures" on pages 12-13 of this presentation for the reconciliations of these Non-GAAP Financial Measures.

VICI Q4 2018 Supplemental Financial & Operating Data 5

Consolidated Balance Sheets - Annual (amounts in thousands, except share and per share data) December 31, 2018 December 31, 2017 Assets Real estate portfolio: Investments in direct financing leases, net $ 8,916,047 $ 8,268,643 Investments in operating leases 1,086,658 1,110,400 Land 95,789 73,600 Property and equipment used in operations, net 71,513 74,300 Cash and cash equivalents 577,883 183,646 Restricted cash 20,564 13,760 Short-term investments 520,877 - Other assets 44,037 15,363 Total assets $ 11,333,368 $ 9,739,712 Liabilities Debt, net $ 4,122,264 $ 4,785,756 Accrued interest 14,184 21,595 Deferred financing liability 73,600 73,600 Deferred revenue 43,605 68,117 Dividends payable 116,287 - Other liabilities 62,406 14,280 Total liabilities $ 4,432,346 $ 4,963,348 Stockholders' equity Common stock, $0.01 par value, 700,000,000 shares authorized and 404,729,616 and 300,278,938 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively 4,047 3,003 Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at December 31, 2018 and 2017 — — Additional paid-in capital 6,648,430 4,645,824 Accumulated other comprehensive income (22,124) — Retained earnings 187,096 42,662 Total VICI stockholders' equity 6,817,449 4,691,489 Non-controlling interests 83,573 84,875 Total stockholders' equity 6,901,022 4,776,364 Total liabilities and stockholders' equity $ 11,333,368 $ 9,739,712 VICI Q4 2018 Supplemental Financial & Operating Data 6

VICI

Consolidated Balance Sheets – Quarterly

(amounts in thousands, except share and per share data)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Assets				
Real estate portfolio:				
Investments in direct financing leases, net	$ 8,916,047	$ 8,815,557	$ 8,294,753	$ 8,281,557
Investments in operating leases	1,086,658	1,075,691	1,110,400	1,110,400
Land	95,789	95,789	73,600	73,600
Property and equipment used in operations, net	71,513	72,287	73,029	73,739
Cash and cash equivalents	577,883	145,223	940,740	918,215
Restricted cash	20,564	58	13,808	13,808
Short-term investments	520,877	320,676	39,906	-
Other assets	44,037	43,220	18,467	14,920
Total assets	**$ 11,333,368**	**$ 10,568,501**	**$ 10,564,703**	**$ 10,486,239**
Liabilities				
Debt, net	$ 4,122,264	$ 4,121,153	$ 4,120,141	$ 4,119,263
Accrued interest	14,184	23,672	14,254	25,387
Deferred financing liability	73,600	73,600	73,600	73,600
Deferred revenue	43,605	701	71,961	60,929
Dividends payable	116,287	106,356	97,107	59,221
Other liabilities	62,406	35,746	14,697	12,939
Total liabilities	**$ 4,432,346**	**$ 4,361,228**	**$ 4,391,760**	**$ 4,351,339**
Stockholders' equity				
Common stock	4,047	3,702	3,701	3,701
Preferred stock	-	-	-	-
Additional paid-in capital	6,648,430	5,953,726	5,953,104	5,952,636
Accumulated other comprehensive income	(22,124)	5,465	(4,640)	-
Retained earnings	187,096	160,915	137,444	95,563
Total VICI stockholders' equity	6,817,449	6,123,808	6,089,609	6,051,900
Non-controlling interests	83,573	83,465	83,334	83,000
Total stockholders' equity	6,901,022	6,207,273	6,172,943	6,134,900
Total liabilities and stockholders' equity	**$ 11,333,368**	**$ 10,568,501**	**$ 10,564,703**	**$ 10,486,239**

VICI Q4 2018 Supplemental Financial & Operating Data

7

Consolidated Statements of Operations - Annual (amounts in thousands, except share and per share data) Period from Year Ended October 6, 2017 to December 31, 2018 December 31, 20171 Revenues Income from direct financing leases $ 741,564 $ 150,171 Income from operating leases 47,972 11,529 Tenant reimbursement of property taxes 81,240 19,558 Golf operations 27,201 6,351 Revenues 897,977 187,609 Operating expenses General and administrative 24,429 9,939 Depreciation 3,686 751 Property taxes 81,810 19,558 Golf operations 17,371 4,126 Loss on impairment 12,334 - Acquisition and transaction expenses 393 9,039 Total operating expenses 140,023 43,413 Operating income 757,954 144,196 Interest expense (212,663) (63,354) Interest income 11,307 282 Loss from extinguishment of debt (23,040) (38,488) Income before income taxes 533,558 42,636 Income Tax (expense) / benefit (1,441) 1,901 Net income $ 532,117 $ 44,537 Less: Net income attributable to noncontrolling interest (8,498) (1,875) Net income attributable to common shareholders $ 523,619 $ 42,662 Net income per common share Basic $ 1.43 $ 0.19 Diluted $ 1.43 $ 0.19 Weighted average number of common shares outstanding Basic 367,226,395 227,828,844 Diluted 367,316,901 227,985,455 Note VICI Q4 2018 Supplemental Financial & Operating Data 1. All references to the quarter ended December 31, 2017 represent the 87-day period from the Company’s formation on October 6, 2017 through December 31, 2017. 8

VICI

Consolidated Statements of Operations - Quarterly

(amounts in thousands, except share and per share data)

	Three Months Ended			
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Revenues				
Income from direct financing leases	$ 187,271	$ 189,938	$ 182,319	$ 182,036
Income from operating leases	11,345	12,209	12,209	12,209
Tenant reimbursement of property taxes	19,918	25,147	18,932	17,243
Golf operations	7,505	5,393	7,515	6,788
Revenues	226,039	232,687	220,975	218,276
Operating expenses				
General and administrative	4,283	5,678	7,160	7,308
Depreciation	929	929	922	906
Property taxes	20,212	25,423	18,932	17,243
Golf operations	4,540	4,223	4,513	4,095
Loss on impairment	-	12,334	-	-
Acquisition and transaction expenses	393	-	-	-
Total operating expenses	30,357	48,587	31,527	29,552
Operating income	195,682	184,100	189,448	188,724
Interest expense	(54,297)	(54,051)	(51,440)	(52,875)
Interest income	3,803	2,027	3,799	1,678
Loss from extinguishment of debt	-	-	-	(23,040)
Income before income taxes	145,188	132,076	141,807	114,487
Income Tax expense	(557)	(52)	(448)	(384)
Net income	$ 144,631	$ 132,024	$ 141,359	$ 114,103
Less: Net income attributable to noncontrolling interest	(2,090)	(2,112)	(2,315)	(1,981)
Net income attributable to common shareholders	$ 142,541	$ 129,912	$ 139,044	$ 112,122
Net income per common share				
Basic	$ 0.37	$ 0.35	$ 0.38	$ 0.33
Diluted	$ 0.37	$ 0.35	$ 0.38	$ 0.33
Weighted average number of common shares outstanding				
Basic	385,720,716	369,935,055	369,932,843	342,900,842
Diluted	385,847,082	370,127,185	369,991,738	343,056,532

VICI Q4 2018 Supplemental Financial & Operating Data 9

VICI

Revenue Breakdown - Annual

(amounts in thousands, except share and per share data)

	Year Ended December 31, 2018	Period from October 6, 2017 to December 31, 2017[1]
Caesars leases		
CPLV lease		
CPLV leasing revenue		
Contractual leasing revenues	$ 118,319	$ 27,503
Income from operating leases	47,972	11,529
Direct financing lease adjustment (non-cash)[2]	16,976	3,521
CPLV leasing revenue	$ 183,267	$ 42,553
Octavius lease		
Contractual leasing revenues	$ 15,996	$ -
Direct financing lease adjustment (non-cash)	(725)	-
Octavius leasing revenue	$ 15,269	$ -
Total CPLV leasing revenue (incl. Octavius)	$ 198,536	$ 42,553
Non-CPLV & Joliet leases[3]		
Contractual leasing revenues	$ 474,445	$ 111,875
Direct financing lease adjustment (non-cash)	29,079	4,922
Non-CPLV & Joliet leasing revenue	$ 503,524	$ 116,797
HLV lease		
Contractual leasing revenues	$ 87,400	$ 2,350
Direct financing lease adjustment (non-cash)	74	-
HLV leasing revenue	$ 87,474	$ 2,350
Total Caesars leases		
Contractual leasing revenues	$ 696,160	$ 141,728
Income from operating leases	47,972	11,529
Direct financing lease adjustment (non-cash)	45,404	8,443
Total Caesars leasing revenue	789,536	161,700
Tenant reimbursement of property taxes	81,240	19,558
Golf operations	27,201	6,351
Total revenues	$ 897,977	$ 187,609

Notes

1. All references to the quarter ended December 31, 2017 represent the 87-day period from the Company's formation on October 6, 2017 through December 31, 2017.
2. Amounts represent the non-cash adjustment to income from direct financing leases in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases.
3. Includes 100% of Joliet revenues. VICI has a minority shareholder which owns a 20% non-controlling interest in the property.

VICI Q4 2018 Supplemental Financial & Operating Data 10

VICI

Revenue Breakdown - Quarterly

(amounts in thousands, except share and per share data)

	Three Months Ended			
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Caesars leases				
CPLV lease				
CPLV Lease				
Contractual leasing revenues	$ 31,196	$ 29,041	$ 29,041	$ 29,041
Income from operating leases	11,345	12,209	12,209	12,209
Direct financing lease adjustment (non-cash)[1]	724	5,492	5,417	5,343
CPLV leasing revenue	$ 43,265	$ 46,742	$ 46,667	$ 46,593
Octavius lease				
Contractual leasing revenues	$ 8,187	$ 7,809	$ -	$ -
Direct financing lease adjustment (non-cash)	(245)	(480)	-	-
Octavius leasing revenue	$ 7,940	$ 7,329	$ -	$ -
Total CPLV leasing revenue (incl. O)ctavius	$ 51,205	$ 54,071	$ 46,667	$ 46,593
Non-CPLV & Joliet leases[2]				
Contractual leasing revenues	$ 119,752	$ 118,231	$ 118,231	$ 118,231
Direct financing lease adjustment (non-cash)	5,788	7,976	7,762	7,553
Non-CPLV & Joliet leasing revenue	$ 125,540	$ 126,207	$ 125,993	$ 125,784
HLV lease				
Contractual leasing revenues	$ 21,850	$ 21,850	$ 21,850	$ 21,850
Direct financing lease adjustment (non-cash)	19	19	18	18
HLV leasing revenue	$ 21,869	$ 21,869	$ 21,868	$ 21,868
Total Caesars leases				
Contractual leasing revenues	$ 180,985	$ 176,931	$ 169,122	$ 169,122
Income from operating leases	11,345	12,209	12,209	12,209
Direct financing lease adjustment (non-cash)	6,286	13,007	13,197	12,914
Total Caesars leasing revenue	198,616	202,147	194,528	194,245
Tenant reimbursement of property taxes	19,918	25,147	18,932	17,243
Golf operations	7,505	5,393	7,515	6,788
Total revenues	$ 226,039	$ 232,687	$ 220,975	$ 218,276

Notes

1. Amounts represent the non-cash adjustment to income from direct financing leases in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases.
2. Includes 100% of Joliet revenues. VICI has a minority shareholder which owns a 20% non-controlling interest in the property.

VICI Q4 2018 Supplemental Financial & Operating Data 11

Non‐GAAP Financial Measures – Annual (amounts in thousands, except share and per share data) Period from Year Ended October 6, 2017 to December 31, 2018 December 31, 20171 Net income attributable to common stockholders $ 523,619 $ 42,662 Real estate depreciation - - Funds From Operations (FFO)2 523,619 42,662 Direct financing lease adjustments attributable to common stockholders (44,852) (8,362) Loss on extinguishment of debt 23,040 38,488 Loss on impairment3 12,334 - Non-cash stock-based compensation 2,342 1,385 Amortization of debt issuance costs and original issue discount 5,976 156 Other depreciation 3,679 751 Capital expenditures (899) (51) Acquisition and transaction costs 393 9,039 Adjusted Funds From Operations (AFFO)2 525,632 84,068 Interest expense, net 195,380 62,916 Income Tax expense / (benefit) 1,441 (1,901) Adjusted EBITDA2 $ 722,453 $ 145,083 Net income per common share Basic and diluted $ 1.43 $ 0.19 FFO per common share Basic and diluted $ 1.43 $ 0.19 AFFO per common share Basic and diluted $ 1.43 $ 0.37 Weighted average number of common shares outstanding Basic 367,226,395 227,828,844 Diluted 367,316,901 227,985,455 Note 1. All references to the quarter ended December 31, 2017 represent the 87-day period from the Company’s formation on October 6, 2017 through December 31, 2017. 2. See definitions of Non-GAAP Financial Measures on page 22 of this presentation. 3. Represents the non-cash impairment related to certain vacant, non-operating land parcels. Please refer to the description of this impairment set forth in the Company’s Form 10-K filed with the SEC on VICI Q4 2018 Supplemental Financial & Operating Data February 14, 2019. 12

VICI

Non-GAAP Financial Measures – Quarterly

(amounts in thousands, except share and per share data)

	Three Months Ended			
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net income attributable to common stockholders	$ 142,541	$ 129,912	$ 139,044	$ 112,122
Real estate depreciation	-	-	-	-
Funds From Operations (FFO)[1]	142,541	129,912	139,044	112,122
Direct financing lease adjustments attributable to common stockholders	(6,199)	(12,876)	(12,863)	(12,914)
Loss on extinguishment of debt	-	-	-	23,040
Loss on impairment[2]	-	12,334	-	-
Non-cash stock-based compensation	860	623	468	391
Amortization of debt issuance costs and original issue discount	1,498	1,495	1,489	1,494
Other depreciation	928	926	919	906
Capital expenditures	(156)	(187)	(211)	(345)
Acquisition and transaction costs	393	-	-	-
Adjusted Funds From Operations (AFFO)[1]	139,865	132,227	128,846	124,694
Interest expense, net	48,996	50,529	46,152	49,703
Income tax expense	557	52	448	384
Adjusted EBITDA[1]	$ 189,418	$ 182,808	$ 175,446	$ 174,781
Net income per common share				
Basic and diluted	$ 0.37	$ 0.35	$ 0.38	$ 0.33
FFO per common share				
Basic and diluted	$ 0.37	$ 0.35	$ 0.38	$ 0.33
AFFO per common share				
Basic and diluted	$ 0.36	$ 0.36	$ 0.35	$ 0.36
Weighted average number of common shares outstanding				
Basic	385,720,716	369,935,055	369,932,843	342,900,842
Diluted	385,847,082	370,127,185	369,991,738	343,056,532

Note

1. See definitions of Non-GAAP Financial Measures on page 22 of this presentation.
2. Represents the non-cash impairment related to certain vacant, non-operating land parcels. Please refer to the description of this impairment set forth in the Company's Form 10-Q filed with the SEC on November 1, 2018.

VICI Q4 2018 Supplemental Financial & Operating Data 13

2019 Guidance The Company is providing estimated net income and AFFO per share guidance, for the full year 2019. The Company estimates that net income attributable to common stockholders will be between $1.45 and $1.48 per diluted share and that AFFO per share will be between $1.47 and $1.50 per diluted share, for the year ending December 31, 2019. The following is a summary of the assumptions that the Company used in arriving at its guidance: For the Year Ending December 31, 2019: Low High Estimated net income attributable to common stockholders per diluted share 1.45$ 1.48$ Estimated real estate depreciation per diluted share - - Estimated Funds From Operations (FFO) per diluted share 1.45$ 1.48$ Estimated direct financing lease adjustments per diluted share (0.02) (0.02) Estimated loss on extinguishment of debt, acquisition and transaction costs, non-cash stock-based compensation, amortization of debt issuance costs and OID, other depreciation and capital expenditures and impairment 0.04 0.04 charges per diluted share Estimated Adjusted Funds From Operations (AFFO) per diluted share 1.47$ 1.50$ The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this supplement. These estimates do not include the impact on operating results from possible future acquisitions or dispositions, capital markets activity, or other non-recurring transactions. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. VICI Q4 2018 Supplemental Financial & Operating Data 14

VICI

Capitalization[1]

($ amounts in thousands, except share and per share data)

Debt	Maturity Date[2]	Interest Rate	Interest Frequency	Credit Rating	Balance as of December 31, 2018	% of Total Debt	Prepayment Option	Years to Maturity
VICI PropCo Senior Secured Credit Facilities								
Senior Secured Revolving Credit Facility	12/22/2022	L+2.00%	Monthly[3]		-	0%	-	4.0 years
First Lien Senior Secured Term Loan B (Term Loan B Facility)	12/22/2024	L+2.00%[4]	Monthly	Ba3 / BBB-	2,100,000	51%	Par	6.0 years
Second Priority Senior Secured Notes	10/15/2023	8.00%	Semi-Annually	B1 / BB	498,480	12%	NC 3[5]	4.8 years
CPLV CMBS Debt	10/10/2022	4.36%	Monthly		1,550,000	37%	MWC	3.8 years
Total Debt		**4.99%[6]**			**$4,148,480**	**100%**		**5.0 years**

Fixed Rate	$3,548,480	86%
Variable Rate[7]	$600,000	14%

Equity	
Shares Outstanding as of 12/31/18	404,729,616
Share Price as of 12/31/18	$18.78
Equity Market Capitalization	**$7,600,822**

Enterprise Value	
Total Debt plus Equity Market Capitalization	$11,479,302
Less: Cash, Cash Equivalents & ST Investments[8]	1,098,760
Total Enterprise Value	**$10,650,542**

Total Liquidity	
Revolving Credit Facility Capacity	$400,000
Cash, Cash Equivalents & ST Investments	1,098,760
Total Liquidity	**$1,498,760**

Notes

1. As of December 31, 2018.
2. The Term Loan B Facility requires scheduled quarterly payments in amounts equal to 0.25% of the original principal amount adjusted for prepayments permitted pursuant to the Credit Agreement dated December 22, 2017 (the "Credit Agreement"). The Term Loan B Facility will mature on December 22, 2024 or the date that is three months prior to the maturity of the Second Lien Notes, whichever is earlier (or if the maturity is extended pursuant to the terms of the Credit Agreement, such extended maturity date as determined pursuant thereto).
3. Commitment fees (0.5% annually) on the undrawn portion of the Revolving Credit Facility are paid quarterly.
4. On April 24, 2018, VICI swapped $1.5 billion of variable rate debt at a fixed rate of 2.8297%.The interest rate swap transactions each have an effective date of May 22, 2018 and a termination date of April 22, 2023.
5. Callable at 104% after 3 years (October 2020), and at par after 4 years post issuance, plus any accrued and unpaid interest to the redemption date.
6. Based on one month LIBOR of 2.50% as of December 31, 2018. Includes impact of interest rate swaps.
7. On January 3, 2019 VICI swapped $500 million of variable rate debt at a weighted fixed rate of 2.38%. The interest rate swap transactions each have an effective date of January 22, 2019 and a termination date of January 22, 2021. Including the impact of this transaction, VICI's variable rate debt is 2.4% of the total.
8. Excludes restricted cash.

VICI Q4 2018 Supplemental Financial & Operating Data 15

Property Overview

COUNCIL BLUFFS

 Harrah's Council Bluffs

 Horseshoe Council Bluffs

METROPOLIS

 Harrah's Metropolis

DETROIT

 Greektown[1]

JOLIET / HAMMOND

 Harrah's Joliet

 Horseshoe Hammond

N. KANSAS CITY

 Harrah's N. Kansas City

LAKE TAHOE / RENO

 Harrah's Reno

 Harvey's Lake Tahoe

 Harrah's Lake Tahoe

LAS VEGAS

 Harrah's Las Vegas

 Caesars Palace Las Vegas

 Octavius Tower


Lake Tahoe / Reno
Las Vegas
Laughlin
Council Bluffs
Joliet / Hammond
Detroit
North Kansas City
Metropolis
Louisville
Philadelphia
Atlantic City
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans

PHILADELPHIA

 Harrah's Philadelphia

ATLANTIC CITY

 Bally's Atlantic City

 Caesars Atlantic City

LOUISVILLE

 Horseshoe Southern Indiana

PADUCAH

 Bluegrass Downs

BOSSIER CITY

 Margaritaville Bossier City[2]

 Louisiana Downs

 Horseshoe Bossier City

TUNICA RESORTS / ROBINSONVILLE

 Horseshoe Tunica

 Tunica Roadhouse Hotel

BILOXI

 Harrah's Gulf Coast

★ **CURRENT PORTFOLIO**

★ **ANNOUNCED ACQUISITIONS**
Greektown Casino-Hotel

★ **CALL OPTION PROPERTIES**
Harrah's New Orleans
Harrah's Laughlin
Harrah's Atlantic City

★ **DESIGNATED ROFR (CENTAUR) / PUT-CALL (CONVENTION CENTER) PROPERTIES**
Indiana Grand, Centaur
Hoosier Park, Centaur
Caesars Forum Convention Center, Vegas

★ **OWNED GOLF COURSES**
Cascata, Boulder City, NV
Rio Secco, Henderson, NV
Grand Bear, Harrison County, MS
Chariot Run, Laconia, IN

VICI

1. On November 14, 2018, the Company announced that it entered into definitive agreements pursuant to which VICI will acquire the land and real estate assets associated with Greektown. Acquisition is pending completion, subject to customary closing conditions and regulatory approvals.
2. VICI completed the acquisition of Margaritaville Bossier City on January 2, 2019.

16

VICI

Properties Breakdown

Major MSAs Served	Property Name	Location	Total Sq. Ft. (000s)	Casino Sq. Ft. (000s)	Meeting Sq. Ft. (000s)	Slot/ Table Games	Hotel Rooms
Las Vegas	Caesars Palace Las Vegas	Las Vegas, NV	8,579	124	300	1,600	3,970
	Harrah's Las Vegas	Las Vegas, NV	4,100	89	24	1,310	2,540
San Francisco / Sacramento	Harvey's Lake Tahoe	Lake Tahoe, NV	1,670	44	19	720	740
	Harrah's Reno	Reno, NV	1,371	40	22	640	930
	Harrah's Lake Tahoe	Stateline, NV	1,057	45	18	830	510
Philadelphia	Caesars Atlantic City	Atlantic City, NJ	3,632	116	29	2,020	1,140
	Bally's Atlantic City	Atlantic City, NJ	2,547	127	64	1,960	1,210
	Harrah's Philadelphia	Chester, PA	2,000	113	12	2,560	--
Chicago	Horseshoe Hammond	Hammond, IN	1,716	108	--	2,370	--
	Harrah's Joliet	Joliet, IL	1,011	39	6	1,130	200
Dallas	Horseshoe Bossier City	Bossier City, LA	1,419	28	22	1,240	610
	Harrah's Louisiana Downs	Bossier City, LA	1,118	12	29	830	--
	Margaritaville Bossier City[1]	Bossier City, LA	375	27	--	1,267	395
Kansas City	Harrah's North Kansas City	North Kansas City, MO	1,435	60	13	1,360	390
Memphis	Horseshoe Tunica	Robinsonville, MS	1,008	63	20	1,110	510
	Tunica Roadhouse[2]	Robinsonville, MS	225	--	19	--	140
Omaha	Harrah's Council Bluffs	Council Bluffs, IA	790	21	6	570	250
	Horseshoe Council Bluffs	Council Bluffs, IA	632	60	--	1,450	--
Nashville	Harrah's Metropolis	Metropolis, IL	474	24	--	870	260
New Orleans	Harrah's Gulf Coast	Biloxi, MS	1,031	31	--	800	500
Louisville	Horseshoe Southern Indiana	Elizabeth, IN	2,510	87	24	1,680	500
	Bluegrass Downs	Paducah, KY	184	--	--	--	--
Total VICI Properties							
11 MSAs	**22 Properties**	**10 States**	**38,884**	**1,258**	**626**	**26,317**	**14,795**
Golf Courses	Cascata Golf Course	Boulder City, NV	37	--	--	--	--
	Rio Secco Golf Course	Henderson, NV	30	--	--	--	--
	Grand Bear Golf Course	Saucier, MS	5	--	--	--	--
	Chariot Run Golf Course	Laconia, IN	5	--	--	--	--

Notes
1. VICI's acquisition of the real estate assets of Margaritaville Bossier City closed on January 2, 2019.
2. On November 27, 2018 Caesars announced the closure of gaming operations at Tunica Roadhouse effective January 31, 2019 but will continue to operate the hotel.

VICI Q4 2018 Supplemental Financial & Operating Data

17

VICI

Summary of Current Lease Terms

	Non-CPLV & Joliet (2 Leases)[1]	Caesars Palace Las Vegas[2]	Harrah's Las Vegas	Margaritaville Bossier City
Initial Cash Rent	$486 Million	$200 Million	$87.4 Million	$23.2 million
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter	>2% / change in CPI beginning in year 2	1% per year for years 2 – 5 and >2% / change in CPI thereafter	2% for Building Base Rent ($17.2 million)
Rent Resets	Year 8: 70% Base / 30% Variable Year 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Percentage (Variable) Rent resets every 2 years beginning in year 3
Rental Reset	4% of revenue increase/decrease Year 8: Average of years 5-7 less average of years 0-2 Year 11: Average of years 8-10 less average of years 5-7	4% of revenue increase/decrease Year 8: Average of years 5-7 less average of years 0-2 Year 11: Average of years 8-10 less average of years 5-7	4% of revenue increase in year 8 (less year 0); additional resets indexed to prior 3 years	4% of the average net revenues for trailing 2-year period less threshold amount
Term	15-year initial term with four 5-year renewal options			
Guarantee	Caesars (CEC)		Caesars Resorts Collection (CRC)	Penn National Gaming (PENN)
EBITDAR Coverage Floor	1.2x beginning in year 8	1.7x beginning in year 8	1.6x beginning in year 6	1.9x beginning in year 2
Capex	$350 Million Capex spending required over rolling 3 year period at $100 Million minimum per year[3]		$171 Million between 2017 and 2021[4]	Minimum 1% of Net Revenue based on a four-year average

1. Initial Non-CPLV net cash rent received by VICI after payment to 20% JV partner in Harrah's Joliet as well as cash rent received in first year of Harrah's Philadelphia.
2. Initial CPLV cash rent of $165 million, which is subject to annual escalators, as well as Octavius Tower cash rent of $35 million, which is not subject to annual escalators.
3. Over the three years, the $350 million minimum is allocated $84 million to CPLV, $255 million to Non-CPLV (total $339 million) and the rest to CPLV/Non-CPLV as tenant may elect.
4. Capex at 1% of net revenue thereafter.

VICI Q4 2018 Supplemental Financial & Operating Data

18

VICI

Recent Activity

$mm; (unaudited)

Pending Transactions

Property	Announcement Date	Status	Rent	Multiple / Cap Rate	Value	Tenant	Property Details	Property Images
Greektown Casino-Hotel (Detroit, MI)[1]	November 14, 2018	Expected Close Q2'19[1]	$55.6	12.6x / 7.9%	$700.0	Penn National Gaming	~100K Sq. Ft. of Casino Space 2,705 Slots, 75 Table Games 400 Hotel Rooms $134mm Cumulative Capital Invested since 2014	

Completed Transactions

Property	Announcement Date	Status	Rent	Multiple / Cap Rate	Value	Tenant	Property Details	Property Images
Margaritaville Resort Casino (Bossier City, LA)	June 19, 2018	Closed (January 2, 2019)	$23.2	11.3x / 8.9%	$261.1	Penn National Gaming	26.5K Sq. Ft. of Casino Space 1,217 Slots, 50 Table Games 395 Hotel Rooms (36 Luxury Suites) $25mm Cumulative Capital Invested since 2013	
Octavius Tower (Las Vegas, NV)	May 9, 2018	Closed (July 11, 2018)	$35.0	14.5x / 6.9%	$507.5	Caesars	1.2mm Sq. Ft. 23 Stories 668 Guestrooms, 40 Suites, 26 Premium Villas	
Harrah's Philadelphia	May 9, 2018	Closed (December 26, 2018)	$21.0	11.5x / 8.7%	$241.5	Caesars	112.6K Sq. Ft. 2,450 Slots, 118 Table Games 2,600 Space Covered Garage $750mm Capex Investment	
Lease Modifications	May 9, 2018	Closed (December 26, 2018)	--	--	($159.0)	--	Modifies Leases to align VICI's and Caesars' incentives Annual Rent Escalators for Non-CPLV of 1.5% retroactive to Nov.'18	
Total Octavius Tower, Harrah's Philadelphia & Lease Modifications			**$56.0**	**10.5x / 9.5%**	**$590.0**			

Financing Activities

First Lien Senior Secured Term Loan B - $500MM Swap	Entered on January 3, 2019 at a fixed, blended LIBOR rate of 2.38%
Up to $750MM At-the-Market ("ATM") Equity Program	Equity Distribution Agreement entered into on December 19, 2018

Notes

1. On November 14, 2018, the Company announced that it entered into definitive agreements pursuant to which VICI will acquire the land and real estate assets associated with Greektown. Acquisition is pending completion, subject to customary closing conditions and regulatory approval.

VICI Q4 2018 Supplemental Financial & Operating Data 19

VICI

Call Option Properties

5-year Call Option Until October 2022 to Acquire Three Properties at a 10% Cap Rate[1] with $130mm of Total Rent as of June 2016[2]

Harrah's Atlantic City



- Integrated hotel and resort located in the Marina district of Atlantic City with leading service, including high-limit gaming, major F&B, and nightlife outlets
- Consists of a 156K sq.ft. casino, including over 2,270 slot and table-gaming units
- 2,590 room hotel along with 28.6K sq.ft. of convention space
- Recently invested $125.8mm in a Water Front Conference Center offering +100,000 sq. ft. of versatile meeting space

Harrah's Laughlin



- Integrated hotel and resort located on the banks of the Colorado River in Laughlin, NV
- Consists of a 55K sq.ft. casino including over 910 slot and table-gaming units and a 1,500 room hotel
- Offering unique amenities such as a hotel beach, access to water sports, and golf courses

Harrah's New Orleans


Harrah's

- Strategically-located, Mardi Gras themed resort and casino operating as the only land-based casino in Louisiana
- Consists of a 125K sq.ft. casino including over 1,620 slot and table-gaming units and a 450 room hotel
- Property features nine restaurants as well as nightlife offerings
- 50% of Harrah's New Orleans' business is national and competes against major gaming destinations

Notes

1. Under the call right agreements, rent equates to 60% of the trailing property EBITDAR at the time of exercise. The purchase price is set at 10.0x rent.
2. Source: Caesars Entertainment Operating Company Disclosure Statement for the Debtors' Second Amended Joint Plan of Reorganization filed in the United States Bankruptcy Court, Northern District of Illinois, Eastern Division on June 28, 2016. In conjunction with the Plan of Reorganization, the Debtors' investment banker performed a valuation analysis. Such valuation assumed annual rent associated with the option properties of $130.0 million. These estimates were prepared by the Debtors. There can be no assurance that the Company will acquire any or all of the option properties, and the acquisition of the option properties is subject to various risks and uncertainties, including business, regulatory and others.

VICI Q4 2018 Supplemental Financial & Operating Data 20

Right of First Refusal / Put-Call Assets

VICI

As part of the acquisition of Harrah's Las Vegas, VICI sold undeveloped land to Caesars and acquired a ROFR on the Centaur Gaming Real Estate

Centaur Real Estate

- On July 16, 2018 Caesars completed the acquisition of Centaur Holdings for \$1.7bn (12.1x LTM EBITDA[1])
- Centaur Holdings owns and operates two gaming assets

INDIANA GRAND CASINO

Indiana Grand is a casino and horse track with ~80K sq.ft. of gaming space located 23 miles from Indianapolis



HOOSIER PARK RACING • CASINO

Hoosier Park is a casino and horse track with ~170K sq.ft. of gaming space located 35 miles from Indianapolis



Caesars Forum Convention Center

- Caesars is expected to build a \$375mm center with ~300K sq.ft. convention space on land acquired in the Harrah's Las Vegas transaction; scheduled to open by 2020
- **Put-Call Agreement**
  - Put Right: If the Caesars Forum Convention Center (FCC) is built, Caesars has a 1-year put option beginning in 2024
  - HLV Repurchase Right: If Caesars exercises the Put Right but if VICI does not purchase the FCC real estate, Caesars has the option to buy HLV for 13.0x rent
  - Call Right: If Caesars doesn't exercise the put option on HLV, VICI has a 1-year call option on the FCC beginning in 2027
- Rent associated with the FCC will be 7.7%[2] of purchase price included in HLV lease and escalate at 1% per annum[3]

Mutual ROFR on any domestic properties acquired by Caesars Outside of Clark County, Nevada

Notes
1. Source: Caesars Investor / Lender Call Presentation form 8-K filed with the SEC December 1, 2017.
2. Implied cap rate on 13.0x purchase multiple.
3. Rent expected to be \$35.4 million subject to a 1.75x LTM combined HLV and FCC rent coverage floor.

VICI Q4 2018 Supplemental Financial & Operating Data 21

Definitions of Non-GAAP Financial Measures FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), we define FFO as net income (or loss) (computed in accordance with GAAP) excluding gains (or losses) from sales of property plus real estate depreciation. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO direct financing lease adjustments, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges and gains (or losses) on debt extinguishment. We calculate Adjusted EBITDA by adding or subtracting from AFFO interest expense, net and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. VICI Q4 2018 Supplemental Financial & Operating Data 22

VICI Q4 2018 Supplemental Financial & Operating Data